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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 2001
                                                        -----------------

                              NOVOSTE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Florida                0-20727           59-2787476
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      (State or other jurisdiction     (Commission         (IRS Employer
            of incorporation)          File Number)       Identification)



              3890 Steve Reynolds Blvd., Norcross, GA      30093
             ------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code (770) 717-0904
                                                           --------------





          (Former name or former address, if changed since last report)


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Item 5.  Other Events

December 19, 2001 Novoste Corporation (the "Registrant") issued a press release announcing that William A. Hawkins has resigned as the Registrant's President and Chief Executive Officer. A copy of the press release is attached as Exhibit
99.1 and incorporated by reference herein.

Item 7.  Financial Statements And Exhibits.

  (c)    Exhibits.

 99.1    Press Release dated December 19, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      December 28, 2001


                                               NOVOSTE CORPORATION
                                               -------------------
                                                  (Registrant)

                                           By: /S/ EDWIN B. CORDELL, JR.
                                               --------------------------
                                               Edwin B. Cordell, Jr.
                                               Vice President - Finance